UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2023

Aileron Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38130	13-4196017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

738 Main Street #398 Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 995-0900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALRN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On October 31, 2023, Aileron Therapeutics, Inc., a Delaware corporation (“Aileron” or the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Report”) to report that, among other things, the Company acquired Lung Therapeutics, Inc., a Texas corporation (“Lung”), pursuant to that certain Agreement and Plan of Merger, dated October 31, 2023 (the “Merger Agreement”), by and among Aileron, AT Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Aileron (“First Merger Sub”), AT Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Aileron (“Second Merger Sub”), and Lung. Pursuant to the Merger Agreement, First Merger Sub merged with and into Lung, pursuant to which Lung was the surviving entity and became a wholly owned subsidiary of Aileron (the “First Merger”). Immediately following the First Merger, Lung merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (the “Second Merger,” together with the First Merger, the “Merger”).

This Current Report on Form 8-K/A is being filed by the Company to amend the Original Report solely to provide the financial statement and financial information required by Item 9.01 of Form 8-K that were not filed with the Original Report.

Except as provided herein, the disclosures contained in this Current Report on Form 8-K/A have not been updated to reflect events, results or developments that have occurred since the filing of the Original Report. This Current Report on Form 8-K/A should be read in conjunction with the Original Report, which provides a more complete description of the Merger.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses or funds acquired.

The financial statements required by Item 9.01(a) and the notes related thereto are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) and the notes related thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte LLP

99.1	Audited Consolidated Financial Statements of Lung Therapeutics, Inc. for the years ended December 31, 2022 and 2021

99.2	Unaudited Condensed Consolidated Financial Statements of Lung Therapeutics, Inc. for the nine months ended September 30, 2023 and 2022

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Aileron Therapeutics, Inc. and Lung Therapeutics, Inc. as of September 30, 2023 and for the nine months ended September 30 2023 and for the year ended December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AILERON THERAPEUTICS, INC.

Date: January 11, 2024	By:	/s/ Manuel C. Alves-Aivado, M.D., Ph.D.
Manuel C. Alves-Aivado, M.D., Ph.D.
Chief Executive Officer